Exhibit 10(b)

Form of Option Agreement - Director
Tysons Financial Corporation 1992 Stock Option Plan, as amended and restated August 21, 1996


TYSONS FINANCIAL CORPORATION
NONQUALIFIED STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT ( "Agreement"), is entered into as of this ______ day of ___________ 19__, to be effective ____________, 1996, ("Date of
Grant") by and between Tysons Financial Corporation, a Virginia corporation (the "Company"), and ____________________ (the "Optionee").

         WHEREAS, the Board of Directors and shareholders of the Company adopted and subsequently amended and restated a stock option plan known as the "Tysons Financial Corporation 1992 Stock Option Plan" (the "Plan"); and

         WHEREAS, the Board has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to continue to serve on the Board of Directors of the Company for the remainder of his/her term; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, to enable and encourage stock ownership by Directors, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

         2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary, directors' fees or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, par value $5 per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule
A. The Option shall expire and shall not be exercisable after the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9 or 10 hereof. The Option evidenced hereby is not intended to constitute an incentive stock option as such term is defined under Section 422 of the Code.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. Option Non-Transferable. The Option is non-transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order. During the lifetime of the Optionee, the Option shall be exercisable only by such Optionee or the transferee under a Domestic Relations Order (or by such person's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised, in whole or in part, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) delivered or mailed to the Company as specified in Section 13 hereof to the attention of the President/CEO or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock subject to the Option as to which the Option is being exercised, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers, or authorization to the Company to withhold shares otherwise issuable upon exercise of the Option, having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a combination of the above that, when aggregated, equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such Notice of Exercise and accompanying payment, and subject to the terms hereof, the Company agrees to issue stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

                  Subject to such limitations as the Board may determine, the Company may authorize payment of the Exercise Price, in whole or in part, by delivery of a properly executed Notice of Exercise, together with irrevocable instructions, to: (i) a brokerage firm designated by the Optionee and acceptable to the Company, in the Board's sole discretion, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

                  In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Board, all or any portion of such tax obligations may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8.       Cessation of Service as Director.

         (a) In the event of the cessation of the Optionee's service as a Director of the Company, other than a termination that is either (i) for cause,
(ii) voluntary resignation on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability, the Optionee may exercise this Option at any time within ______________ [15 days/30 days/3 months/1 year] after such cessation to the extent of the number of shares which were Purchasable hereunder at the date of such termination; but in no event may such exercise occur after the Expiration Date specified in Schedule A attached hereto.

         (b) In the event of a cessation of the Optionee's service as a Director that is either (i) for cause or (ii) a voluntary resignation on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate ______________ [immediately/15 days after such cessation/30 days after such cessation] and shall not thereafter be or become exercisable.

         (c) Retirement of the Optionee at the end of the term during which he or she reaches normal retirement date as prescribed from time to time by the Company shall be deemed to be a cessation of services with consent for all purposes of this Option. Voluntary resignation shall include failure to stand for reelection, other than upon retirement, for all purposes of this Option. Whether a cessation of services constitutes termination for cause shall be determined in the sole discretion of the Board. This Option does not confer upon the Optionee any right with respect to continuance of service as a Director of the Company.

         9. Disabled Optionee. In the event of cessation of services as a Director because of the Optionee's becoming disabled, as defined in Code Section 22(e)(3) and determined within the sole discretion of the Board, the Optionee (or his or her personal representative) may exercise this Option at any time within ______________ [30 days/3 months/1 year] after such cessation to the extent of the number of shares which were Purchasable hereunder at the date of such cessation; but in no event may such exercise occur after the Expiration Date specified in Schedule A attached hereto.

         10. Death of Optionee. In the event of the Optionee's death while serving as a Director of the Company or within 15 days after a cessation of such services (if such cessation was neither (i) for cause nor (ii) a voluntary resignation on the part of the Optionee and without the written consent of the Company), the Optionee's executor, personal representative or the person(s) to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise this Option at any time (a) within ______________ [30 days/3 months/1 year] following the Optionee's death or, if earlier, (b) on or before the Expiration Date of this Option. If the Optionee was a Director of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's service as a Director ceased prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such cessation.

         11. Date of Grant. This Option was granted by the Board on the date set forth in Schedule A (the "Date of Grant").

         12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission, the Federal Reserve Board and the Office of the Comptroller of the Currency) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

         13.      Miscellaneous.

         (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

         (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the Commonwealth of Virginia.

         (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the attention of the President/CEO of the Company at Tysons National Bank, 8200 Greensboro Drive, Suite 100, McLean, Virginia 22102.

         (d) Except as otherwise provided in the Plan, this Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.

TYSONS FINANCIAL CORPORATION                         OPTIONEE

By: _____________________________                    ________________________
Name:                                                Name:
Title:                                               Address:

                                                     ------------------------
                                                     ------------------------
ATTEST:

-----------------------------------------------------------------
Secretary/Assistant Secretary

[SEAL]

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                          TYSONS FINANCIAL CORPORATION
                                      AND
                ------------------------------------------------
                               Dated: ___________

1.       Number of Shares Subject to Option:  ________________________ Shares.

2.       This Option is not an Incentive Stock Option within the meaning of Code
         (beta)422.

3.       Option Exercise Price:  $____________________ per Share.

4.       Date of Grant:  ___________________

5.       Option Vesting Schedule:

                  Check one:

                  (  )     Options are exercisable with respect to all shares on
                           or after the date hereof.

                  (  )     Options are exercisable with respect to the number of
                           shares indicated below on or after the date indicated next to the number of shares:

                            No. of Shares            Vesting Date
                            -------------            ------------



6.       Option Expiration Date:

                  Check One:

                  (  )     All options expire and are void unless exercised on
                           or before ______________, 19__.

                  (  )     Options expire and are void unless exercised on or
                           before the date indicated next to the number of shares:

                           No. of Shares            Expiration Date
                           -------------            ---------------

                                   SCHEDULE B

                               NOTICE OF EXERCISE

                  The undersigned hereby notifies Tysons Financial Corporation (the "Company") of this election to exercise the undersigned's stock option, in full or part, to purchase __________________ shares (no less than 100, unless exercising in full) of the Company's common stock, par value $5 per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated
------------------------.

                  Accompanying this Notice is (1) a certified or a cashier's check in the amount of $____________ payable to the Company, and/or (2) _______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Tysons Financial Corporation 1992 Stock Option Plan) as of the date hereof of $____________________. Such amounts are equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

                  In the event that the amounts in (1) and (2) above are not equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement), I hereby authorize the Company to withhold such number of shares of the Company's Common Stock otherwise issuable upon this exercise, having an aggregate Fair Market Value sufficient in amount as of the date hereof to equal the excess, if any, of such total purchase price over the aggregate amounts in
(1) and (2) above.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal, this ____ day of _______________, 19__.

                                 OPTIONEE [OR OPTIONEE'S
                                 ADMINISTRATOR, EXECUTOR
                                  OR PERSONAL REPRESENTATIVE]

                                 ------------------------------------
                                 Name:
                                 Position (if other than Optionee):

                                 Received by TYSONS FINANCIAL CORPORATION on

                                 ___________________________, 199__

                                 By:  _________________________________